UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2003

                                NCRIC Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-25505                   52-2134774
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                             20007
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On August 13, 2003, NCRIC Group, Inc. issued a press release relating to its quarterly earnings for the quarter ended June 30, 2003. The press release is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibit is filed as part of this report:


         99.1       Press Release of NCRIC Group, Inc. dated August 13, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NCRIC GROUP, INC.



DATE: August 20, 2003                  By: /s/ R. Ray Pate, Jr.
                                           -------------------------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

   Exhibit No.                              Description

      99.1              Press Release of NCRIC Group, Inc. dated August 13, 2003